Exhibit 99.2
Presentation title Month, XX, 2021 Q1 2022 May 5, 2022 EARNINGS

Safe Harbor Statement

Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company's business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight or our refinancing of outstanding debt, including our senior secured credit facilities, will not be realized; the outcome of any legal proceedings that may be instituted against the Company or its directors; the anticipated use of proceeds of the strategic investment; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of or failure to consummate acquisitions or dispositions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock; and the potential for the rights of our series A preferred stock to negatively impact our cash flow. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Non-GAAP Measures

This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to "EBITDA," "adjusted EBITDA," and "total net debt to last twelve month adjusted EBITDA ratio." In addition to providing key metrics for management to evaluate the Company's performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends.

A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company's website at https://ir.consolidated.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. The Company's 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results.

Consolidated communications

275 606 1,006 1,406 1,706 1,956 331 400 400 300 250 10% 22% 37% 51% 62% 71% -35% -15% 5% 25% 45% 65% -250 250 750 1,250 1,750 2,250 2,750 2020 2021 2022E 2023E 2024E 2025E Fiber Gig+ Passings Annual Fiber Gig+ upgrades % Gig+ Capable Passings Consolidated’s Fiber Build Plan 70%+ service area Gig+ capable speeds In Q1 2021, the Company launched a multi - year, fiber build plan to upgrade 1.6 million passings or 70% of its service area to Gig+ fiber capable services by 2025. Consolidated has ~2.7M total passings across 22 operating states. Fiber Build Plan chart updated quarterly to reflect progress and forecast of planned upgrades. Passings in thousands 1.6 million passings to be fiber upgraded by 2025, ~1M in Northern New England Fiber Expansion Progress Operating States Fiber Build Markets Five - Year Fiber Build Plan: 400,000 upgrades in 2022 Consolidated Footprint

Fiber Expansion Plan 14% 1 - year Cohort Fiber Penetration Targets • Incumbent position accelerates plan • Owned or leased local and long - haul fiber network, conduit capacity • Aerial fiber access to 80% of Northern New England • Less competitive markets: majority with one wireline competitor • Experienced teams, contractor resources and strong build partners Average cost per fiber passing: $ 550 - 600 1 Northern New England: $400 - $450 1 (1) Includes edge access equipment, labor and fiber components .. Average cost to connect: $700 2 (2) Includes CPE, labor and drop 2022 Capex Guidance* $475M to $495M 45% fiber build 35% success based 20% maintenance & digital transformation 24% 2 - year 33% 3 - year CCI Fiber Deployment Advantages See appendix for Fiber Gig+ capable penetration.

Digital Customer Experience Digital ordering and provisioning, account management, customer text notifications and self - service support tools Superior Fiber Product Symmetrical Gig speeds, 24/7 network controls and proactive performance monitoring, dedicated home connection and mesh whole - home WiFi .. Fidium Fiber Expansion Fidium markets Operating states Fidium will be available to 150 communities in second quarter.

6 Response to Experience

Q1 2022 Y/Y % change Revenue $300.3 (7.5%) Strategic Revenue Consumer Fiber Broadband $17.2 22.1% Consumer Copper/Other Broadband $48.7 (5.7%) Commercial Data $57.9 1.4% Carrier Data & Transport $33.5 0.6% Adj. EBITDA $107.2 (15.3%) EBITDA margin 35.7% (3.3%) Capex $157.7 107.7% Q1 2022 Highlights Q1 2022 Highlights Added record 8,000 total fiber subscribers and achieved 2x growth from a year ago Achieved positive net broadband units in Northern New England Built fiber to 83,700 additional locations, bringing total fiber passings to ~690,000 or 25% of Company’s service area Fidium launching in Texas, California, Minnesota, Illinois, and Pennsylvania communities in May $ in millions Metrics Q1 2022 Y/Y % change Fiber Gig+ capable passings 689,406 115% Fiber Gig+ capable connections (1) 93,812 26%

Broadband Revenue Highlights $ in millions ARPU +2.6% Y/Y +3.7% Y/Y (1) Normalized for OH divestiture Consumer Fiber Connections 26% increase in fiber connections Y/Y Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 NNE (919) (1,887) (803) (2,009) 473 Other markets (2,436) (2,635) (2,016) (4,088) (1,327) (1) Consumer Broadband Net Adds Positive broadband net adds in Northern New England (NNE) $63.88 Fiber ARPU $50.78 Copper ARPU Broadband Revenue 22% increase in fiber revenue Y/Y 1% (1) increase in total broadband revenue Y/Y 61,471 62,594 64,251 66,090 68,930 13,024 14,927 17,288 20,032 24,882 74,495 77,521 81,539 86,122 93,812 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Fiber All Other markets Fiber Northern New England $51.6M $53.0M $53.2M $50.8M $48.7M $14.1M $15.0M $15.4M $16.2M $17.2M $65.8M $68.0M $68.6M $67.0M $65.9M Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Copper / Other Data Fiber

Data - Transport Revenue Highlights $ in millions +2.6% Y/Y +3.7% Y/Y Commercial Data & Transport Revenue Carrier Data &Transport Revenue • Focus sales on - network • Utilizing solutions - based sales approach; lead with fiber solutions • Leveraging industry - leading partnerships to enable complete network solutions 1.4% growth Y/Y 0.6% growth Y/Y 15,446 Lit Buildings +11% Y/Y 54,239 Fiber route miles +15% Y/Y • Create and capture emerging 5G network opportunities • Expand carrier relationships and network planning partnerships • Transition TDM Services to Wave/IP/10G services Commercial Go - to - Market Strategy Carrier Go - to - Market Strategy $57.1 $56.9 $57.5 $57.4 $57.9 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 $33.3 $33.9 $33.6 $32.7 $33.5 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22

Strategic Priorities Enabling Future Growth and Shareholder Value Consumer Fiber Expansion • Plan to build fiber to 1.6 million locations by 2025; enable Gig + speeds to over 70% of footprint • Launch Fidium Fiber in all fiber markets; accelerate broadband growth and simplified go - to - market strategy Broadband revenue growth with positive net adds Long - Term Value Creation Commercial - Carrier Data Transport Growth • Leverage fiber assets to increase lit buildings; grow customer relationships • Expand business opportunities; deliver improved customer experience and product simplification Enhanced Customer Experience • Deliver simplified, improved customer experience across all channels • Invest in digital transformation initiatives to automate and simplify customer experience Disciplined Capital Allocation • Accelerated investments in fiber growth opportunities • Strategic review of assets and market portfolio Data - Transport revenue growth L eading NPS scores, low churn, retention Return to revenue growth

Consolidated's Fiber Transformation

Capital Allocation Plan		Build Engine	Customer Acquisition Ramp	Return to Growth	Value Creation	
2019	2020	2021	2022	2023	2024	2025

- **May** (2019): Capital Allocation Plan announced; Elimination of dividend
- **Sept/Oct** (2020): Strategic Searchlight Capital Partners (SCP) investment; closed on $350M investment; Debt Refinancing
- **Jan** (2021): Net Promoter Score implemented
- **Nov** (2021): fidium fiber internet brand launch
- **Dec** (2021): Closed on $75M SCP investment; Completed 330,000 fiber upgrades
- **Jan** (2022): Closed on OH divestiture
- **Mar** (2022): Announced KS asset sale
- **mid-year** (2022): fidium fiber internet expansion
- **Dec** (2022): Plan to upgrade 400,000 fiber passings & achieve broadband net positive adds
- **Dec** (2023): Plan to upgrade 400,000 passings
- **Dec** (2024): Plan to upgrade 300,000 passings
- **Dec** (2025): Plan to upgrade 250,000 passings; Achieve 70%+ fiber passings

Consolidated communications

Appendix

2022 Outlook 2022 outlook provided on March 3, 2022 with Q4 earnings. For definitions of non - GAAP measures, see Consolidated’s Investor Relations website. 2022 Annual Guidance Range Adjusted EBITDA $410 million to $425 million Capex $475 million to $495 million Cash interest expense $123 million to $127 million Cash taxes $2 million to $4 million

Capital Structure No scheduled debt maturities until 2027 • $ 160 million of cash on hand and $250 million undrawn revolver. • Net debt leverage is 4.04x at 3/31/22 with long - term target <3.0x. Notes: • March 2021, issued 5.0% Senior Notes of $400 million, proceeds used to prepay principal amortization of the Term Loan to maturity, increasing cash flow by $14 million per year. • Closed on second Searchlight Capital Partners investment of $75 million in Dec. 2021. Capital Structure & Strong Liquidity Debt Maturity Profile as of 3/31/22 ($ in millions)

Revenue Trends ($ in thousands, unaudited) Three Months Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Consumer: Broadband (VoIP and Data) $ 65,911 $ 66,983 $ 68,604 $ 67,981 $ 65,755 Voice services 37,452 39,518 40,587 40,173 40,420 Video services 14,366 15,371 16,163 16,799 16,781 117,729 121,872 125,354 124,953 122,956 Commercial: Data services (includes VoIP) 57,895 57,444 57,545 56,871 57,071 Voice services 36,339 37,303 38,446 39,065 39,753 Other 11,560 11,408 10,205 9,091 9,328 105,794 106,155 106,196 105,027 106,152 Carrier: Data and transport services 33,485 32,659 33,556 33,942 33,277 Voice services 3,852 4,088 4,173 4,396 4,526 Other 391 431 375 395 391 37,728 37,178 38,104 38,733 38,194 Subsidies 6,583 17,671 17,264 17,465 17,339 Network access 26,213 27,846 29,923 31,115 31,603 Other products and services 6,231 7,758 1,743 3,110 8,522 Total operating revenue $ 300,278 $ 318,480 $ 318,584 $ 320,403 $ 324,766

Key Operating Metrics

(unaudited)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Passings					
Fiber Gig+ capable passings					
Northern New England	341,010	291,921	217,660	168,165	122,736
All other markets	348,396	313,789	276,500	228,958	198,070
Total Fiber Gig+ capable (1)	689,406	605,710	494,160	397,123	320,806
DSL/Copper passings (2)					
Northern New England	1,395,190	1,444,279	1,518,540	1,568,035	1,613,464
All other markets	663,835	702,098	737,016	779,781	807,828
Total DSL/Copper (2)	2,059,025	2,146,377	2,255,556	2,347,816	2,421,292
Total Passings	2,748,431	2,752,087	2,749,716	2,744,939	2,742,098
% Fiber Gig+ Coverage/Total Passings	25%	22%	18%	14%	12%
Consumer Broadband Connections					
Fiber Gig+ capable					
Northern New England	24,882	20,032	17,288	14,927	13,024
All other markets	68,930	66,090	64,251	62,594	61,471
Total Fiber Gig+ capable connections	93,812	86,122	81,539	77,521	74,495
DSL/Copper (2)					
Northern New England	131,763	136,140	140,893	144,057	147,847
All other markets	154,575	162,302	168,229	171,902	175,660
Total DSL/Copper connections (2)	286,338	298,442	309,122	315,959	323,507
Total Consumer Broadband Connections	380,150	384,564	390,661	393,480	398,002

(1) In Q1 2021, the Company launched a multi-year fiber build plan to upgrade 1.6 million passings by 2025 or 70% of our service area to fiber Gig+ capable services by 2025. As of March 31, 2022, 83,700 of the target 400,000 passings for 2022 were upgraded to FttP and total fiber passings were 690,000 or 25% of the Company's service area.

(2) The sale of the non-core Ohio operations resulted in a reduction of approximately 5,658 DSL/Copper passings and 3,560 DSL/Copper broadband connections in the first quarter of 2022. Prior period amounts have not been adjusted to reflect the sale.

(3) As of March 31, 2022, the net assets of our Kansas City operations are classified as held for sale. The Kansas City operations include total passings of approximately 137,000 and approximately 10% consumer broadband penetration. Amounts above have not been adjusted to reflect the pending sale.

Key Operating Metrics

(unaudited)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Consumer Broadband Net Adds					
Northern New England	473	(2,009)	(803)	(1,887)	(919)
All other markets (2)	(1,327)	(4,088)	(2,016)	(2,635)	(2,436)
Total Consumer Broadband Net Adds	(854)	(6,097)	(2,819)	(4,522)	(3,355)
Consumer Broadband Penetration %					
Fiber Gig+ capable					
Northern New England	7%	7%	8%	9%	11%
All other markets	20%	21%	23%	27%	31%
Fiber Gig+ capable	14%	14%	17%	20%	23%
DSL/Copper (2)					
Northern New England	9%	9%	9%	9%	9%
All other markets	23%	23%	23%	22%	22%
Total DSL/Copper (2)	14%	14%	14%	13%	13%
Total Consumer Broadband Penetration %	14%	14%	14%	14%	15%
Consumer Broadband Revenue by Service Type *($ in thousands)*					
Fiber Broadband Revenue	$ 17,241	$ 16,152	$ 15,423	$ 15,013	$ 14,122
Copper and Other Broadband Revenue	48,670	50,831	53,181	52,968	51,633
Total Consumer Broadband Revenue by Service Type	$ 65,911	$ 66,983	$ 68,604	$ 67,981	$ 65,755
Consumer Average Revenue Per Unit (ARPU)					
Fiber Broadband ARPU	$ 63.88	$ 64.22	$ 64.64	$ 65.83	$ 64.87
Copper Broadband ARPU	$ 50.78	$ 50.65	$ 51.32	$ 49.92	$ 47.72
Consumer Voice Connections	316,634	328,849	341,135	352,835	362,384
Video Connections	58,812	63,447	66,971	70,795	73,986
Fiber route network miles (long-haul, metro and FttP)	54,239	52,402	50,405	48,727	47,364
On-net buildings	15,446	14,981	14,625	14,253	13,910

(1) In Q1 2021, the Company launched a multi-year fiber build plan to upgrade 1.6 million passings by 2025 or 70% of our service area to fiber Gig+ capable services by 2025. As of March 31, 2022, 83,700 of the target 400,000 passings for 2022 were upgraded to FttP and total fiber passings were 690,000 or 25% of the Company's service area.

(2) The sale of the non-core Ohio operations resulted in a reduction of approximately 5,658 DSL/Copper passings and 3,560 DSL/Copper broadband connections in the first quarter of 2022. Prior period amounts have not been adjusted to reflect the sale.

(3) As of March 31, 2022, the net assets of our Kansas City operations are classified as held for sale. The Kansas City operations include total passings of approximately 137,000 and approximately 10% of consumer broadband penetration. Amounts above have not been adjusted to reflect the pending sale.